SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                              [  X ]

Filed by a party other than the registrant           [    ]

Check the appropriate box:

[   ]    Preliminary proxy statement           [   ] Confidential, for
                                                     use of the Commission only
                                                     (as permitted Rule
                                                     14a-6(e)(2)

[ X ]    Definitive proxy statement

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12

                (Name of Registrant as Specified in Its Charter)

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

                   (Name of Person(s) Filing Proxy Statement)

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

Payment of filing fee (Check the appropriate box):

[   ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
           14a-6(j)(2), or Item 22(a)(2) of Schedule 14A..

[   ]    $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and O-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)       Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[   ]    Fee paid previously with preliminary material.

[    ]   Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

LOGO

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

                            IMPORTANT INFORMATION FOR
                           CONTRACT AND POLICYHOLDERS

     This document announces the date, time and location of a special meeting of shareholders, identifies the proposals to be voted on at the meeting, and contains a proxy statement and voting instruction card. A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your account that is allocated to your fund(s). If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign and return the voting instruction card, the shares will be voted in accordance with the Trustees' recommendations. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other Contract Owners.

     WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT REVIEWING THE PROPOSALS AT HAND. THEN, FILL OUT YOUR VOTING INSTRUCTION CARD AND RETURN IT. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MINUTES WITH THESE MATERIALS AND RETURN YOUR VOTING INSTRUCTION CARD. IF YOU HAVE ANY QUESTIONS, PLEASE CALL 1-800/342-FUND.

                                TABLE OF CONTENTS

                                                                           PAGE

Notice of Meeting.....................................................       2
Information About Voting..............................................       3
The Proposals.........................................................       5
     1.   Electing Trustees...........................................       5
     2.   Ratifying or Rejecting Independent Auditors.................      11
     3.   Approving or Disapproving New Investment Management
          Agreements..................................................      12
Information About the Trust and the Funds.............................      19
Additional Information About Voting and The Shareholders
   Meeting............................................................      28
Appendix

                    PROXY OR VOTING INSTRUCTION CARD ENCLOSED

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     To the  Shareholders  of  Templeton  Variable  Products  Series  Fund  (the
"Trust"), consisting of the following series: Templeton Stock Fund ("Stock Fund"); Templeton Bond Fund ("Bond Fund"); Templeton International Fund ("International Fund"); Templeton Asset Allocation Fund ("Asset Allocation Fund"); Templeton Developing Markets Fund ("Developing Markets"); and Templeton Money Market Fund ("Money Market Fund") (each a "Fund" and, collectively, the "Funds"):

     A Special Meeting (the "Meeting") of shareholders of each of the Funds will be held at 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida, on Monday, February 10, 1997 at 10:00 A.M. (EST).

     During the Meeting, shareholders of the Trust will vote on four proposals:

     1.   Electing Trustees of the Trust to hold office for the terms specified;

     2. Ratifying or rejecting the selection of McGladrey & Pullen, LLP as independent auditors of the Trust for the fiscal year ending
          December 31, 1997; and

     3. Approving or disapproving new Investment Management Agreements between Templeton Investment Counsel, Inc. and the Trust on behalf of Stock Fund, Asset Allocation Fund and International Fund, respectively, as described in this proxy statement, which increase the investment management fee. (Votes of shareholders of each such Fund will be counted separately for the Investment Management Agreements with their respective Funds.)

     4. Transaction of any other business as may properly come before the Meeting.

                                       By Order of the Board of Trustees,

                                       Barbara J. Green
                                        Secretary

January 13, 1997

    WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE MEETING.

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

                                 PROXY STATEMENT

O   INFORMATION ABOUT VOTING:

WHO IS ASKING FOR MY VOTE?

     The enclosed proxy is solicited by and on behalf of the management of Templeton Variable Products Series Fund (the "Trust") for use at a Meeting of Shareholders to be held on Monday, February 10, 1997, and, if your Fund's Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on December 9, 1996 are entitled to be present and to vote at the Meeting or any adjourned Meeting. As of the record date, certain insurance companies were the shareholders of record of each of the Funds (collectively the "Insurance Companies"). Each such Insurance Company will vote shares of the Fund or Funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners") for whose accounts the shares are held. Accordingly, this Proxy Statement is intended to be used by the Insurance Companies in obtaining such voting instructions from Contract Owners. The Notice of Meeting, the proxy (or voting instruction card), and the proxy statement were mailed to shareholders of record and Contract Owners on or about January 13, 1997.

     Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with the Insurance Company shareholders' instructions. If the proxy is signed by the Insurance Company shareholder but no express voting instructions are given for a proposal, the proxy will be voted in accordance with the Trustees' recommendations.

     In the event that a Contract Owner gives no instructions by not returning the voting instruction card, the relevant Insurance Company will vote the shares of the appropriate Funds attributable to the Contract Owner in the same proportion as shares of each Fund for which it has received instructions. If a Contract Owner returns the voting instruction card properly executed but with no express voting instructions indicated on the card, the relevant Insurance Company will vote the shares in accordance with the Trustees' recommendations.

     Voting on Proposals 1 and 2 shall be tabulated on a Trust-wide basis, with shares of all Funds voting together as a single class, while voting on Proposal 3 shall be tabulated separately for each relevant Fund.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

     You are being asked to vote on four proposals:

          1.  Electing nominees to the position of Trustee;

          2. Ratifying or rejecting the selection of McGladrey & Pullen, LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997;

          3. Approving or disapproving new Investment Management Agreements between Templeton Investment Counsel, Inc.("TICI" or "Investment Manager") and the Trust on behalf of Stock Fund Asset
              Allocation Fund and International Fund, respectively, as described in this proxy statement, which increase the investment management fee. (Votes of shareholders of each such Fund will be counted separately for the Investment Management
              Agreements for their respective Funds); and

          4. Transaction of any other business that may properly come before the Meeting.

     The following table sets forth the proposals that apply to your Fund. On proposals 1 and 2, all Funds will vote together as a single class. Proposal 3 relates to approval or disapproval of new Investment Management Agreements for certain Funds:


                             ASSET                                       DEVELOPING
                           ALLOCATION     BOND    INTERNATIONAL  STOCK    MARKETS
     PROPOSAL                 FUND        FUND         FUND       FUND      FUND

1. (Trustees).                  X           X           X           X         X
2. (Auditors).                  X           X           X           X         X
3. (Investment Management
   Agreements).                 X                       X           X


WHAT VOTE IS REQUIRED?

     A plurality of all votes cast at the Meeting is sufficient to approve Proposal 1. A majority of the shares present in person or by proxy at the Meeting is sufficient to approve Proposal 2. Approval of Proposal 3 requires the affirmative vote of the holders of the lesser of (a) 67% of each Fund's shares present at the Meeting in person or by proxy, or (b) a majority of each Fund's outstanding shares.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Trustees recommend that you vote:

          1. FOR electing all nominees as Trustees of the Trust;

          2. FOR ratifying the selection of McGladrey & Pullen, LLP as independent auditors for the Trust;

          3. FOR approving each of the new Investment Management Agreements;
             and

          4. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.

CAN I REVOKE MY VOTING INSTRUCTION?

     You may revoke your voting instruction at any time before the proxy is voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy that is received by the Trust at or prior to the Meeting, or (3) attending the Meeting and voting in person.

O   THE PROPOSALS

PROPOSAL 1.   ELECTING TRUSTEES

HOW ARE NOMINEES SELECTED?

     The Board of Trustees of the Trust (the "Board") has established a Nominating and Compensation Committee (the "Committee") consisting of Messrs. Hines and Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

WHO ARE THE NOMINEES?

     All of the nominees are currently directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds"), and all of the nominees except Edith
E. Holiday are currently members of the Board.

     Certain nominees hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). The Funds' investment managers and business manager are indirect wholly owned subsidiaries of Resources. There are no family relationships among any of the Trustees or nominees for Trustees.

     In order to be elected as Trustees the nominees must receive the vote of a plurality of the shares of all Funds, voting together as a single class. The Trustees serve until their successors are elected and qualified.

     Each nominee has consented to serve as Trustee if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.

     Listed  below,  for  each  nominee,   is  a  brief  description  of  recent
professional experience:


                                                                                  SHARES OWNED
                                                                               BENEFICIALLY AND %
    NAME AND OFFICES          PRINCIPAL OCCUPATION DURING           TRUSTEE         OF TOTAL
    WITH THE TRUST              PAST FIVE YEARS AND AGE              SINCE       OUTSTANDING ON
                                                                                DECEMBER 9, 1996
HARRIS J. ASHTON         Chairman of the board, president and        1992             -0-
TRUSTEE                  chief executive officer of General
                         Host Corporation (nursery and craft
                         centers); director of RBC Holdings
                         (U.S.A.) Inc. (a bank holding company)
                         and Bar-S Foods; and director or
                         trustee of 56 of the investment
                         companies in the Franklin Templeton
                         Group of Funds. Age 64.



                                                                                  SHARES OWNED
                                                                               BENEFICIALLY AND %
    NAME AND OFFICES          PRINCIPAL OCCUPATION DURING          TRUSTEE          OF TOTAL
    WITH THE TRUST              PAST FIVE YEARS AND AGE             SINCE       OUTSTANDING ON
                                                                                DECEMBER 9, 1996
NICHOLAS F. BRADY*       Chairman of Templeton Emerging Markets      1994             -0-
TRUSTEE                  Investment Trust PLC; chairman of
                         Templeton Latin America  Investment
                         Trust PLC; chairman of Darby  Overseas
                         Investments, Ltd. (an investment firm)
                         (1994-present); chairman and director of
                         Templeton  Central and Eastern European
                         Fund; director of the Amerada Hess
                         Corporation, Christiana Companies, and
                         the H.J. Heinz Company; formerly,
                         Secretary of the United States
                         Department of the Treasury (1988-1993)
                         and chairman of the board of Dillon,
                         Read & Co. Inc. (investment banking)
                         prior to 1988; and director or trustee
                         of 23 of the investment companies in the
                         Franklin Templeton Group of Funds. Age 66.

S. JOSEPH FORTUNATO      Member of the law firm of Pitney,           1992              -0
TRUSTEE                  Hardin, Kipp & Szuch; director of General
                         Host Corporation (nursery and craft
                         centers); and director or trustee of
                         58 of the investment companies in the
                         Franklin Templeton Group of Funds. Age 64.

ANDREW H. HINES, JR.     Consultant for the Triangle Consulting      1992             -0-
TRUSTEE                  Group; chairman and director of
                         Precise Power Corporation; executive-in-
                         residence of Eckerd College (1991-present);
                         director of Checkers Drive-In Restaurants,
                         Inc.; formerly, chairman of the board and
                         chief executive  officer of Florida  Progress
                         Corporation  (1982-1990) and director of
                         various of its subsidiaries; and officer
                         and/or director or trustee of 24 of the
                         investment companies in he Franklin Templeton
                         Group of Funds. Age 73.



                                                                                  SHARES OWNED
                                                                               BENEFICIALLY AND %
    NAME AND OFFICES          PRINCIPAL OCCUPATION DURING          TRUSTEE          OF TOTAL
    WITH THE TRUST              PAST FIVE YEARS AND AGE             SINCE       OUTSTANDING ON
                                                                                DECEMBER 9, 1996

EDITH E. HOLIDAY         Director (1993-present) of Amerada           **              -0-0
NOMINEE                  Hess Corporation and Hercules
                         Incorporated; director of Beverly
                         Enterprises, Inc. (1995-present) and
                         H.J. Heinz Company (1994-present);
                         chairman (1995-present) and trustee
                         (1993-present) of National Child
                         Research Center; formerly, assistant
                         to the President of the United States
                         and Secretary of the Cabinet
                         (1990-1993), general counsel to the
                         United States Treasury Department
                         (1989-1990), and counselor to the
                         Secretary and Assistant Secretary for
                         Public Affairs and Public
                         Liaison--United States Treasury
                         Department (1988-1989); and director
                         or trustee of 15 of the investment
                         companies in the Franklin Templeton
                         Group of Funds. Age 44.

CHARLES B. JOHNSON*      President, chief executive officer,         1995             -0-
CHAIRMAN OF THE BOARD    and director of Franklin Resources,
AND VICE PRESIDENT       Inc.; chairman of the board and
                         director of Franklin Advisers, Inc.
                         and Franklin Templeton Distributors,
                         Inc.; director of General Host
                         Corporation (nursery and craft
                         centers) and Franklin Templeton
                         Services, Inc.; and officer and/or
                         director, trustee or managing general
                         partner, as the  case may be, of most
                         other subsidiaries of Franklin
                         Resources, Inc. and 57 of the
                         investment companies in the Franklin
                         Templeton Group of Funds. Age 63.

BETTY P. KRAHMER         Director or trustee of various  civic       1990             -0-
TRUSTEE                  associations; formerly, economic
                         analyst, U.S. government; and director
                         or trustee of 23 of the investment
                         companies in the Franklin Templeton
                         Group of Funds.  Age 67.

GORDON S. MACKLIN        Chairman of White River Corporation         1994                      -0-
TRUSTEE                  (information services); director of
                         Fund America Enterprises Holdings,Inc.,
                         MCI Communications Corporation, Fusion
                         Systems Corporation, Infovest
                         Corporation, MedImmune, Inc., Source One
                         Mortgage Services Corporation, and
                         Shoppers Express, Inc. (on-line shopping
                         service); formerly, chairman of Hambrecht
                         and Quist Group, director of H&Q Healthcare
                         Investors and Lockheed Martin Corporation,
                         and president of the National Association
                         of Securities Dealers, Inc.; and director
                         or trustee of 53 of the investment
                         companies in the Franklin Templeton Group of
                         Funds. Age 68.



                                                                                 SHARES OWNED
                                                                               BENEFICIALLY AND %
    NAME AND OFFICES          PRINCIPAL OCCUPATION DURING          TRUSTEE          OF TOTAL
    WITH THE TRUST              PAST FIVE YEARS AND AGE             SINCE       OUTSTANDING ON
                                                                                DECEMBER 9, 1996
FRED R. MILLSAPS         Manager of personal investments             1990              **
TRUSTEE                  (1978-present); director of various
                         business and nonprofit organizations;
                         formerly, chairman and chief executive
                         officer of Landmark Banking Corporation
                         (1969-1978), financial vice president
                         of Florida Power and Light (1965-1969),
                         and vice president of The Federal Reserve
                         Bank of Atlanta (1958-1965); and director
                         or trustee of 24 of the investment
                         companies in the Franklin Templeton
                         Group ofFunds. Age 67.


  * Nicholas F. Brady and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors/trustees. Mr. Johnson is an interested person due to his ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Ltd. Mr.Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Ltd. are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Trustees of the Trust are not interested persons (the "Independent Trustees").

 ** Ms. Holiday is not currently a Trustee of the Trust.

*** Less than 1%. Such Trustees have an interest in shares of one or more Funds through variable annuity contracts or variable life insurance policies.

HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

         The Trustees generally meet quarterly to review the operations of the Funds and other funds within the Franklin Templeton Group of Funds. Each fund pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the level of assets in the fund. Accordingly, the Trust pays the Independent Trustees and Mr. Brady an annual retainer of $6,000 and a fee of $500 per meeting of the Board and its committees attended, including the Audit Committee and the Nominating and Compensation Committee. Independent Trustees are reimbursed by the Trust for any expenses incurred in attending Board meetings.

     During the fiscal year ended December 31, 1996, there were four meetings of the Board, one meeting of the Nominating and Compensation Committee, and one meeting of the Audit Committee. Each of the Trustees then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee throughout the year. There was 100% attendance at the meeting of the Nominating and Compensation Committee.

     Certain Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by TICI and its affiliates. TICI or its affiliates pay the salaries and expenses of the officers.

No pension or retirement benefits are accrued as part of Trust or Fund expenses.

     The following table shows the compensation paid to Independent Trustees and Mr. Brady by the Trust and by the Franklin Templeton Group of Funds:


                                                       NUMBER OF BOARDS           TOTAL
                                                     WITHIN THE FRANKLIN       COMPENSATION
                                     AGGREGATE         TEMPLETON GROUP      FROM THE FRANKLIN
                                   COMPENSATION       OF FUNDS ON WHICH         TEMPLETON
  NAME OF  Trustee                FROM THE TRUST*       TRUSTEE SERVES       GROUP OF FUNDS**
----------                        ---------------       --------------       ----------------
Harris J. Ashton.                      $7,350                 56                 $339,592
Nicholas F. Brady.                     7,350                  23                 119,275
F. Bruce Clarke***.                    7,697                  19                  69,500
Hasso-G von Diergardt-Naglo***.        7,697                  19                  66,375
S. Joseph Fortunato.                   7,350                  58                 356,412
Andrew H. Hines, Jr.                   8,027                  24                 130,525
Edith E. Holiday.                        0                    15                  15,450
Betty P. Krahmer.                      7,350                  23                 119,275
Gordon S. Macklin.                     7,680                  53                 331,542
Fred R. Millsaps.                      7,697                  24                 125,275

  * For the fiscal year ended December 31, 1996.
 ** For the calendar year ended December 31, 1996.
*** Messrs. Clarke and von Diergardt-Naglo resigned as Trustees during 1996.

     THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE NOMINEES.

PROPOSAL 2.   RATIFYING OR REJECTING INDEPENDENT

AUDITORS

HOW IS AN INDEPENDENT AUDITOR SELECTED?

     The Board established a standing Audit Committee consisting of Messrs. Hines and Millsaps, both of whom are Independent Trustees. The Audit Committee reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews both the audit and non-audit work of the Trust's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor.

WHICH INDEPENDENT AUDITOR DID THE BOARD OF TRUSTEES SELECT?

     For the current fiscal year, the Trustees selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditor of the Trust since its inception in 1988, and has examined and reported on the fiscal year-end financial statements, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Trust or the Funds.

     Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available by telephone should any matter arise requiring their presence.

     Approval by a majority of the shares of all Funds voting together as a single class is necessary to ratify the selection of auditors.

     THE TRUSTEES RECOMMEND THAT YOU VOTE FOR RATIFYING THE INDEPENDENT AUDITORS

PROPOSAL 3.   APPROVING OR DISAPPROVING NEW INVESTMENT
MANAGEMENT AGREEMENTS

     You are being asked to approve new Investment Management Agreements (the "Proposed Agreements") between TICI and the Trust on behalf of Asset Allocation Fund, International Fund and Stock Fund. (For the purposes of Proposal 3, the term "Funds" refers only to Asset Allocation Fund, International Fund and Stock
Fund). The Proposed Agreements would replace each Fund's existing Investment Management Agreement (the "Current Agreement") between TICI and the Trust on behalf of such Funds. In order for the Proposed Agreements to become effective, the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Proposed Agreements be approved by the Trust's Board and each such Fund's shareholders. The Trustees of the Trust, including those Trustees who are not "interested persons" or affiliates (as defined in the 1940 Act) of any party to the Proposed Agreements (the "Independent Trustees"), approved the Proposed Agreements in person at a meeting held on December 3, 1996. The Proposed
Agreements are identical in all material respects to the Current Agreement except that the Proposed Agreements reflect an increase in the investment management fee payable to TICI.

   FUND            CURRENT FEE (ANNUAL RATE)*       PROPOSED FEE (ANNUAL RATE)*
Asset              0.50% up to $200 million,             0.65% up to $200 million,

   Allocation.     0.45% up to $1.3 billion,             0.585% up to $1.3 billion,
                   0.40% over $1.3 billion.              0.52% over $1.3 billion.

International.     0.50% up to $200 million,             0.75% up to $200 million,
                   0.45% up to $1.3 billion,             0.675% up to $1.3 billion,
                   0.40% over $1.3 billion.              0.60% over $1.3 billion.

Stock.             0.50% up to $200 million,             0.75% up to $200 million,
                   0.45% up to $1.3 billion,             0.675% up to $1.3 billion,
                   0.40% over $1.3 billion.              0.60% over $1.3 billion.

*  Based upon average daily net assets.

     The Trustees believe that as a result of the revised fee schedule, the Funds' Investment Manager will be better able to continue to provide high quality services to the Funds and their shareholders.

     The Current Agreement and the Proposed Agreements, including the services to be provided, terms relating to compensation, and procedures for termination and renewal, are described below under "What are the Terms of the Current and Proposed Agreements?" The description of the Proposed Agreements is qualified in its entirety by reference to the form of Proposed Agreements set forth in the Appendix to this proxy statement. Additional information about TICI is set forth below under "Other Information."

WHAT ARE THE TERMS OF THE CURRENT AND PROPOSED AGREEMENTS?

     THE CURRENT AGREEMENT. The Current Agreement, dated October 30, 1992, provides that TICI shall render investment management services to each of the Funds subject to the control and supervision of the Trustees of the Trust. The shareholders of each Fund approved the Current Agreement on October 30, 1992. By its terms, the Current Agreement will continue in effect from year to year so long as it is approved annually by the Trustees (at a meeting called for that purpose) or by vote of a majority of each Fund's outstanding shares. In either case, renewal of the Current Agreement must be approved by a majority of the Trust's Independent Trustees. The Current Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment. The Board last approved continuance of the Current Agreement through April 30, 1997, at a meeting held on February 23, 1996.

     Under the Current Agreement, subject to the control and supervision of the Trustees, TICI manages the investment and reinvestment of each Fund's assets in accordance with each Fund's investment objectives and policies, makes all determinations with respect to buying, holding, and selling each Fund's securities as well as exercising any investment security rights, including voting rights. The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Funds, including trading desk facilities or daily pricing of the Funds' portfolios, although those services are provided for some other investment companies by their investment managers. In performing duties under the Current Agreement, TICI is required to comply with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and each Fund's stated investment objective, policies and restrictions.

     The Current Agreement provides that TICI will abide by the Funds' brokerage policies when selecting broker-dealers to execute portfolio transactions for the Funds. Although the services provided by broker-dealers may incidentally help TICI reduce its expenses or otherwise benefit TICI, its clients, its affiliates and the Funds, the value of these services is indeterminable and TICI's fee is not reduced by any offsetting or compensating arrangement.

     The Current Agreement also provides that TICI, its directors, officers, employees or agents will have no liability to the Funds or any shareholder of the Funds for any error in judgment, mistake of law, or for loss arising out of any investment or other act or omission in the performance of its duties, except for any liability, loss or damage resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     For the fiscal year ended December 31, 1995, TICI received the following fees from the Funds:


                          TOTAL FEES RECEIVED BY TICI
       FUND                FISCAL YEAR ENDED 12/31/95

Asset Allocation.                  $1,662,023
International.                     $1,222,834
Stock.                             $2,102,259


     THE PROPOSED AGREEMENTS. Except for the change in the investment management fee described above on page 12, the Current Agreement and the Proposed
Agreements  are  substantially  the  same.  If  approved,  each of the  Proposed
Agreements will become effective May 1, 1997 and continue in effect until February, 1999, and thereafter from year to year as long as approved annually by the Trustees at a meeting called for that purpose or by a vote of each Fund's shareholders, and by a vote of a majority of the Independent Trustees. If the Proposed Agreements are not approved by the shareholders, the Current Agreement will remain in effect through April 30, 1997.

     COMPARISON OF FEES AND EXPENSES UNDER THE CURRENT AGREEMENT AND THE PROPOSED AGREEMENTS. The following tables and examples are provided to help you understand and compare the various costs and expenses of each Fund that would be borne directly or indirectly by the shareholders of each Fund under the Current Agreement and the Proposed Agreements.

     The tables include only expenses and fees charged at the Fund level and do not reflect separate account or contract-based fees and expenses or sales loads.


                                           FISCAL YEAR ENDED DECEMBER 31, 1995
                                     ASSET ALLOCATION      International       STOCK

EFFECTIVE MANAGEMENT FEE RATE

  Current Agreement................          .48%              .49%             .47%
  Proposed Agreements..............          .62%              .71%             .69%
  Percentage Change................          .14%              .22%             .22%
EXPENSE RATIO
  Current Agreement................          .66%              .71%             .66%
  Proposed Agreements..............          .80%              .93%             .88%
  Percentage Change................          .14%              .22%             .22%
MANAGEMENT FEE
  Current Agreement................     $1,662,023        $1,222,834       $2,102,259
  Proposed Agreements.............      $2,162,022        $1,821,937       $3,092,462
  Difference between aggregate
    amounts........................          30.1%              49.0%           47.1%
                                     -       -----              -----           -----
AVERAGE NET ASSETS  OF FUND  FISCAL
YEAR Ended December 31, 1995........  $347,354,142        $249,528,820    $444,994,144
                                      ============--------============    =-----------

     Shown below is a comparison of fees and expenses the Funds incurred during the fiscal year ended December 31, 1995, and the fees and expenses the Funds would have incurred had the proposed fee increase been in effect. The table includes only expenses and fees charged at the Fund level and does not reflect separate account or contract-based fees and expenses or sales loads.

                           ASSET ALLOCATION      INTERNATIONAL
                                FUND                Fund              Stock Fund
      ANNUAL FUND
       EXPENSES           CURRENT   PROPOSED  CURRENT   PROPOSED   CURRENT  PROPOSED

Management Fees.......      .48%      .62%      .49%       .71%     .49%      .69%
Distribution Fees...        None      None      None       None     None      None
Other Expenses........      .18%      .18%      .22%       .22%     .19%      .19%
                        ---------            -------       ----     ----      ----
  Total Fund Expenses.      .66%      .80%      .71%       .93%     .66%      .88%
                        =======     ======   ======      =======   ======    =====

     The following example illustrates, for both the existing fee schedule and the proposed fee increase, the expenses you would incur on a $1000 investment, assuming a 5% annual rate of return and redemption at the end of each period shown. This is an illustration only and does not reflect separate account or contract-based expenses.

Actual expenses and performance may be more or less than shown.


                            1 YEAR 3 YEARS 5 YEARS 10 YEARS

ASSET ALLOCATION FUND

     Current..............   $ 7     $21     $37     $ 82
     Proposed.............     9      26      44       99
STOCK FUND

     Current..............   $ 7     $21     $37     $ 82
     Proposed.............    9       28      49       108
INTERNATIONAL FUND

     Current..............   $ 7     $23     $40     $ 88
     Proposed.............     9      30      51      114


HOW HAVE THE FUNDS PERFORMED UNDER THE INVESTMENT MANAGER'S DIRECTION?

     The Funds' performance for the periods ending June 30, 1996 is set forth in the following chart. All performance figures shown reflect all Fund operating expenses, but do not include deductions for the cost of insurance charges, sales charges, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity and variable life insurance contracts for which the Funds serve as underlying investment vehicles. If they had been included, performance would have been lower. Please refer to the contract prospectus for a complete description of expenses, including any applicable sales charges. Please remember that the performance data shown below is historical and cannot predict or guarantee future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                               ASSET ALLOCATION FUND

                                                              SINCE INCEPTION
                                         1-YEAR      5-YEAR     --(8/24 /88)

Average Annual Total Return(1)......        18.46%      15.35%          11.80%
Cumulative Total Return(2)..........        18.46%     105.23%         139.94%
Value of $10,000 Investment(3)......      $11,846     $20,423         $23,994

                                                    STOCK FUND

                                                               SINCE INCEPTION
                                           1-YEAR      5-YEAR     --(8/24 /88)

Average Annual Total Return(1)......        21.32%      17.68%          12.92%
Cumulative Total Return(2)..........        21.32%     125.78%         159.56%
Value of $10,000 Investment(3)......    $12,132     $22,578   $      25,956

                                                INTERNATIONAL FUND

                                                              SINCE INCEPTION
                                          1-YEAR      5-YEAR      (8/24/88)

Average Annual Total Return(1)......        18.83%      17.95%          14.17%
Cumulative Total Return(2)..........        18.83%      64.11%          73.62%
Value of $10,000 Investment(3)......    $11,883     $16,411   $      17,362

(1) Average annual total return represents the average annual change in value of an investment and assumes reinvestment of dividends and capital gains.

(2) Cumulative total return represents the change in the Funds' net asset value over the periods indicated and assumes reinvestment of dividends and capital gains.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and assume reinvestment of dividends and capital gains.

Past expense reductions by TICI increased the Funds' total returns.

WHAT FACTORS DID THE TRUSTEES CONSIDER PRIOR TO RECOMMENDING APPROVAL OF THE PROPOSED AGREEMENTS?

     In determining whether or not it was appropriate to approve the Proposed Agreements which increase the investment management fees payable to TICI and to recommend approval to shareholders, the Trustees considered various matters and extensive information provided by TICI and the Trust's legal counsel, Dechert Price & Rhoads. The nature of the matters to be considered and the standards to be used by the Trustees in reaching their decision were reviewed by the Trust's legal counsel and Bleakley Platt & Schmidt, legal counsel to the Independent Trustees. After review and discussions of the information provided, the Independent Trustees met separately to discuss the information and consider the factors to be weighed and standards to be applied in evaluating the proposed fee increase.

     The Independent Trustees first examined the nature, quality and scope of the services provided to the Funds by TICI. Second, they reviewed the basis for an increase in the investment management fee and analyzed the fee schedule proposed by TICI in terms of investment management fees charged by TICI and other investment advisers. Finally, the Independent Trustees examined mutual fund-related revenues and expenses of TICI.

     The Independent Trustees were provided with data as to the qualifications of TICI's personnel, the quality and extent of the services rendered, and its commitments to its mutual fund advisory business. The Independent Trustees also considered data presented by TICI showing the extent to which it had substantially expanded its investment personnel and other services, including significant continuing upgrading and development of its computer and communication systems dedicated to its mutual fund advisory activities, both in the United States and abroad. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the Proposed Agreements included an analysis of the performance and expenses of the Funds prepared by Lipper Analytical Services, Inc. ("Lipper").

     After consideration of all of the data and information provided to them and the separate meeting to evaluate the new investment management fee proposed by the Investment Manager, the Independent Trustees discussed the proposed fee schedule with representatives of TICI. After such discussion, the Independent Trustees then unanimously determined to recommend to the Board and the Board unanimously approved the fee schedule reflected in the Proposed Agreements.
Noting their favorable experience in overseeing, on an ongoing basis, the nature, quality and extent of TICI's services to the Funds, the Independent Trustees considered, among other factors: (1) the necessity of TICI maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; (2) the increased complexity and expansion of the domestic and international securities markets and TICI's and its affiliates' shared expenditures and projected expenses associated with opening and maintaining research and support offices in Australia, Bahamas, Canada, Scotland, Luxembourg, France, Italy, and in the United States; (3) the Investment Manager's expenditures in developing worthwhile and innovative advisory services for the Funds such as a proprietary research database; (4) the complexity of research and investment activities, and related travel expenses, in developed and emerging markets; (5) the investment record of the Investment Manager in managing the Funds and other investment companies for which it acts as investment adviser; (6) the Investment Manager's and its affiliates' overall profitability; (7) the effect of the proposed investment management fee increase on the expense ratio of the Funds; (8) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Investment Manager but believed to be generally comparable to the Funds; (9) other benefits to the Investment Manager from serving as investment manager to the Funds, as well as benefits to its affiliates serving as principal underwriter and business manager of the Trust or providing other services to the Funds and their shareholders; (10) current and developing conditions in the financial services industry, including the entry into the industry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and (11) the financial resources of the Investment Manager.

     In their review of the proposed increase in the level of the investment management fees, the Independent Trustees considered the fact that the current investment management fees paid by the Funds are lower than those paid to the Investment Manager by other investment companies with investment objectives comparable to that of the Funds for which it also serves as investment adviser. The Independent Trustees also took into account the fact that the Funds' total expense ratios, including the investment management fees, are below the median fee rates and expense ratios of groups of mutual funds selected by Lipper as comparison groups. Moreover, if the Proposed Agreements had been in effect, the total expense ratio (including the investment management fee) for each of the Funds would rank in the second lowest quintile for their groups--or below the median for their groups.

     Based upon the factors and information described above, the Trustees concluded that the proposed fee increases represent an appropriate level of compensation for the services rendered, and approved the Proposed Agreements, subject to shareholder approval, effective May 1, 1997.

     THE TRUSTEES RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS.

PROPOSAL 4.   OTHER BUSINESS

     The Trustees know of no other business to be presented at the Meeting. If, however, any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

O  INFORMATION ABOUT THE TRUST AND THE FUNDS

     The Trust was organized as a Massachusetts business trust on February 25, 1988 and is registered under the 1940 Act as an open-end diversified investment management company. The Trust currently has six series of shares: Templeton Money Market Fund, Templeton Bond Fund, Templeton Stock Fund, Templeton Asset Allocation Fund, Templeton International Fund and Templeton Developing Markets Fund. Shares of the Funds are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts.

     The Trust's last audited financial statements and annual report, and a copy of its semi-annual report for any subsequent semi-annual period are available free of charge. To obtain a copy, please call 1-800/342-FUND or forward a written request to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     The following table shows the net assets and shares outstanding of each Fund as of December 2, 1996:

                                                    NUMBER OF

          FUND NAME                     NET           SHARES
                                    ASSETS          OUTSTANDING

Asset Allocation Fund.........    $   550,417,129   26,260,359.209
International Fund............    $   656,396,931   36,505,947.234
Stock Fund....................    $   629,659,505   28,047,194.005
Bond Fund .                       $    34,199,941    2,940,665.607
Developing Markets Fund.......    $    63,464,118    6,687,472.925
Money Market Fund.............    $    13,102,691   12,102,690.650
                                  ---------------   --------------
     Total....................     $1,945,938,038   22,464,439.630
                                   ==============   ==============

     As of December 2, 1996, the following Insurance Companies owned, on behalf of certain separate accounts, more than 5% of the Funds' outstanding shares:


                                                               PERCENT OF
                       NAME AND ADDRESS           NUMBER       OUTSTANDING
   FUND                 INSURANCE COMPANY         OF SHARES        SHARES
Money Market...  Phoenix Home Life Mutual      13,102,690.650          100%
                 Insurance Company
                 100 Bright Meadows Blvd.
                 Enfield, CT 06082

Bond Fund......  Phoenix Home Life Mutual       1,731,750.715           58.59%
                 Insurance Company

                 The Travelers Insurance        1,208,914.892           41.11%
                 Company
                 One Tower Square
                 Hartford, CT 06183

Stock Fund.....  The Travelers Insurance      136,122,080.059           48.53%
                 Company

                 Phoenix Home Life Mutual      14,431,531.461           51.45%
                 Insurance Company



                                                                   PERCENT OF
                             NAME AND ADDRESS           NUMBER      OUTSTANDING
   FUND                       INSURANCE COMPANY        OF SHARES      SHARES
---------------               -------------------      -----------    ------
International Fund...  Phoenix Home Life Mutual      6,274,201.077       17.19%
                       Insurance Company

                       The Variable Annuity Life    28,251,566.517       77.39%
                       Insurance Company
                       2929 Allen Parkway
                       Houston, TX 77019

Asset Allocation Fund  Phoenix Home Life Mutual      7,303,552.679       27.81%
 .                      Insurance Company

                       The Travelers Insurance       9,920,740.282       37.78%
                       Company

                       The Variable Annuity Life     9,029,052.133       34.38%
                       Insurance Company

Developing Markets

  Fund...............    IDS Life Insurance Company                      97.26%
                       IDS Tower 10                  6,579,962.876
                       Minneapolis, MN 55440


     However, the above-named Insurance Companies will exercise voting rights attributable to the shares held by them in accordance with voting instructions received from owners of the contracts issued by them. To this extent, such Insurance Companies do not exercise control over the Trust or the Funds by virtue of the voting rights arising from their record ownership of Trust shares.

     THE EXECUTIVE OFFICERS OF THE TRUST. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


                                               PRINCIPAL OCCUPATION
 NAME AND OFFICES WITH TRUST             DURING PAST FIVE YEARS AND AGE


CHARLES B. JOHNSON.....       See Proposal 1, "Electing Trustees".
CHAIRMAN AND VICE PRESIDENT
SINCE 1995

CHARLES E. JOHNSON.....       Senior vice president and director of Franklin
PRESIDENT SINCE 1996          Resources, Inc.; senior vice president of Franklin
                              Templeton Distributors,  Inc.; president and chief
                              executive  officer of Templeton  Worldwide,  Inc.;
                              president  and director of Franklin  Institutional
                              Services  Corporation;  chairman  of the  board of
                              Templeton Investment Counsel, Inc.; officer and/or
                              director,   as  the   case   may  be,   of   other
                              subsidiaries  of  Franklin  Resources,  Inc.;  and
                              officer  and/or  director  or trustee of 41 of the
                              investment  companies  in the  Franklin  Templeton
                              Group of Funds. Age 40.



                                                PRINCIPAL OCCUPATION
  NAME AND OFFICES WITH TRUST             DURING PAST FIVE YEARS AND AGE
RUPERT H. JOHNSON, JR. ..       Executive vice president and director of Franklin
VICE PRESIDENT SINCE 1996       Resources, Inc. and Franklin Templeton Distributors,
                                Inc.;   president   and   director  of  Franklin
                                Advisers,  Inc.;  director of Franklin Templeton
                                Investor  Services,  Inc. and Franklin Templeton
                                Services,  Inc.;  and officer  and/or  director,
                                trustee or managing general partner, as the case
                                may be, of most other  subsidiaries  of Franklin
                                Resources,   Inc.  and  61  of  the   investment
                                companies  in the  Franklin  Templeton  Group of
                                Funds. Age 56.

HARMON E. BURNS..........       Executive vice president, secretary and director of
VICE PRESIDENT SINCE 1996       Franklin Resources, Inc.; executive vice president
                                and director of Franklin Templeton Distributors,
                                Inc.;   executive  vice  president  of  Franklin
                                Advisers,  Inc.; officer and/or director, as the
                                case may be, of other  subsidiaries  of Franklin
                                Resources,  Inc.; and officer and/or director or
                                trustee of 60 of the investment companies in the
                                Franklin Templeton Group of Funds Age 51.

DEBORAH R. GATZEK........       Senior vice president and general counsel of
VICE PRESIDENT SINCE 1996       Franklin Resources, Inc.; senior vice president of
                                Franklin  Templeton  Distributors,   Inc.;  vice
                                president  of  Franklin   Advisers,   Inc.;  and
                                officer of 61 of the investment companies in the
                                Franklin Templeton Group of Funds. Age 48.

ELIZABETH M. KNOBLOCK....       General counsel, secretary and a senior vice
VICE PRESIDENT--COMPLIANCE       president of Templeton Investment Counsel, Inc.;
SINCE 1996                      formerly, vice president and associate general
                                counsel of Kidder Peabody & Co. Inc. (1989-1990),
                                assistant general counsel of Gruntal & Co., Inc.
                                (1988), vice president and associate general counsel
                                of Shearson Lehman Hutton Inc. (1988), vice
                                president and assistant general counsel of E.F.
                                Hutton & Co. Inc. (1986-1988), and special counsel
                                of the division of investment management of the
                                Securities and Exchange Commission (1984-1986); and
                                officer of 23 of the investment companies in the
                                Franklin Templeton Group of Funds. Age 41.

MARK G. HOLOWESKO........       President and director of Templeton Global Advisors
VICE PRESIDENT SINCE 1994       Limited; chief investment officer of global equity
                                research   for   Templeton   Worldwide,    Inc.;
                                president  or vice  president  of the  Templeton
                                Funds; formerly,  investment  administrator with
                                Roy West  Trust  Corporation  (Bahamas)  Limited
                                (1984-1985); and officer of 23 of the investment
                                companies  in the  Franklin  Templeton  Group of
                                Funds. Age 36.



                                                PRINCIPAL OCCUPATION
  NAME AND OFFICES WITH TRUST             DURING PAST FIVE YEARS AND AGE
- ----------------------------            ------------------------------
MARTIN L. FLANAGAN.......       Senior vice president, treasurer and chief financial
VICE PRESIDENT SINCE 1994       officer of Franklin Resources, Inc.; director and
                                executive vice president of Templeton Investment
                                Counsel,   Inc.;   director  and   president  of
                                Franklin Templeton  Services,  Inc.; a member of
                                the International  Society of Financial Analysts
                                and the American  Institute of Certified  Public
                                Accountants;  formerly  with  Arthur  Andersen &
                                Company (1982- 1983);  officer and/or  director,
                                as the case may be,  of  other  subsidiaries  of
                                Franklin  Resources,  Inc.;  and officer  and/or
                                director  or  trustee  of 61 of  the  investment
                                companies  in the  Franklin  Templeton  Group of
                                Funds. Age 36.

SAMUEL J. FORESTER, JR. .       Vice President of 10 of the investment companies in
VICE PRESIDENT SINCE 1994       the Franklin Templeton group of Funds; formerly,
                                President of the Templeton  Global Bond Managers
                                Division of Templeton Investment Counsel,  Inc.;
                                founder  and  partner  of   Forester,   Hairston
                                Investment  Management   (1989-1990);   managing
                                director  (Mid-East  Region) of  Merrill  Lynch,
                                Pierce, Fenner & Smith Inc. (1987-1988); advisor
                                for Saudi Arabian  Monetary Agency  (1982-1987).
                                Age 48.

JOHN R. KAY..............       Vice president and treasurer of Templeton Worldwide,
VICE PRESIDENT SINCE 1994       Inc.; assistant vice president of Franklin Templeton
                                Distributors, Inc.; formerly, vice president and
                                controller  of the  Keystone  Group,  Inc.;  and
                                officer of 27 of the investment companies in the
                                Franklin Templeton Group of Funds. Age 56.

THOMAS LATTA.............       Vice president of the Templeton Global Bond Managers
VICE PRESIDENT SINCE 1994       division of Templeton Investment Counsel, Inc.; vice
                                president of various Templeton Funds;  formerly,
                                portfolio  manager,  Forester & Hairston  (1988-
                                1991);   investment   adviser,   Merrill  Lynch,
                                Pierce, Fenner & Smith Incorporated (1981-1988).
                                Age 35.

BARBARA J. GREEN.........       Senior vice president of Templeton Worldwide, Inc.
SECRETARY SINCE 1996            and officer of other subsidiaries of Templeton
                                Worldwide,  Inc.;  formerly,  deputy director of
                                the Division of Investment Management, executive
                                assistant  and senior  advisor to the  chairman,
                                counselor to the chairman,  special  counsel and
                                attorney  fellow,  U.S.  Securities and Exchange
                                Commission  (1986-1995),   attorney,   Rogers  &
                                Wells, and judicial clerk,  U.S.  District Court
                                (District of Massachusetts); and secretary of 23
                                of the  investment  companies  in  the  Franklin
                                Templeton Group of Funds. Age 49.

JAMES R. BAIO..........       Certified public accountant; senior vice president of
TREASURER SINCE 1994          Templeton Worldwide, Inc. and Templeton Funds Trust
                              Company; formerly, senior tax manager with Ernst &
                              Young (certified public accountants) (1977- 989); and
                              treasurer of 23 of the investment companies in the
                              Franklin Templeton Group of Funds. Age 42.


     THE INVESTMENT MANAGER. TICI, whose address is 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida, is a wholly-owned subsidiary of Templeton Global Investors, Inc., which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which, in turn, is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), 777 Mariners Island Blvd., San Mateo, California, 94404-1585. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). Resources' principal shareholders are Charles B. Johnson, a Trustee of the Trust, and Rupert H. Johnson, Jr., vice president of the Trust, who own approximately 20% and 16%, respectively, of its outstanding shares.

     The principal executive officers of TICI are:


 NAME AND OFFICE             PRINCIPAL OCCUPATION       Address
Charles E. Johnson..         Executive Manager   500 East Broward Blvd., Suite
DIRECTOR AND CHAIRMAN                            2100
                                                 Fort Lauderdale, Florida

Donald F. Reed......         Securities Analyst  500 East Broward Blvd., Suite
DIRECTOR AND PRESIDENT                           2100
                                                 Fort Lauderdale, Florida

Martin L. Flanagan..         Accountant          777 Mariners Island Blvd.
DIRECTOR, EXECUTIVE VICE                         San Mateo, California

PRESIDENT AND CHIEF
OPERATING OFFICER

Gregory E. McGowan..         Attorney            500 East Broward Blvd., Suite
DIRECTOR AND EXECUTIVE                           2100
 VICE PRESIDENT                                  Fort Lauderdale, Florida

Gary P. Motyl.......         Securities Analyst  500 East Broward Blvd., Suite
DIRECTOR AND EXECUTIVE                           2100
 VICE PRESIDENT                                  Fort Lauderdale, Florida

Elizabeth M. Knoblock      . Attorney            500 East Broward Blvd., Suite
SENIOR VICE PRESIDENT,                           2100
GENERAL COUNSEL AND                              Fort Lauderdale, Florida
SECRETARY

Howard Joseph Leonard..      Securities Analyst  500 East Broward Blvd., Suite
EXECUTIVE VICE PRESIDENT                         2100
                                                 Fort Lauderdale, Florida

Niels E. Andersen......      Securities Analyst  500 East Broward Blvd., Suite
SENIOR VICE PRESIDENT                            2100
                                                 Fort Lauderdale, Florida

Mark R. Beveridge......      Securities Analyst  500 East Broward Blvd., Suite
SENIOR VICE PRESIDENT                            2100
                                                 Fort Lauderdale, Florida

Gary R. Clemons........      Securities Analyst  500 East Broward Blvd., Suite
SENIOR VICE PRESIDENT                            2100
                                                 Fort Lauderdale, Florida

William T. Howard, Jr. .     Securities Analyst  500 East Broward Blvd., Suite
SENIOR VICE PRESIDENT                            2100
                                                 Fort Lauderdale, Florida

Charles Reed Hutchens..      Securities Analyst  500 East Broward Blvd., Suite
SENIOR VICE PRESIDENT                            2100
                                                 Fort Lauderdale, Florida

Marc S. Joseph.........      Securities Analyst  500 East Broward Blvd., Suite
SENIOR VICE PRESIDENT                            2100
                                                 Fort Lauderdale, Florida

Michael J. Corcoran....      Accountant          777 Mariners Island Blvd.
VICE PRESIDENT AND CONTROLLER                    San Mateo, California


     Some of the Trustees or officers of the Trust (whose addresses and biographical information are set forth above under "Electing Trustees") also serve as directors or officers of TICI. These Trustees and officers are listed below:

     Martin L. Flanagan
      Charles E. Johnson
      Elizabeth M. Knoblock

TICI also serves as investment manager or sub-adviser to other U.S. registered investment companies that have an investment objective similar to that of Stock Fund, International Fund or Asset Allocation Fund. TICI receives and expects to receive from these investment companies the following investment management fees:


                                        APPROXIMATE              INVESTMENT
                                     NET ASSETS AS OF          MANAGEMENT FEE
   INVESTMENT Company               December 2, 1996           (Annual Rate)*

Templeton Institutional Funds,
Inc.--                                  $2,763,347,554                 0.70%

  Foreign Equity Series...........

Templeton Global Opportunities Fund   $   629,148,847       0.950% up to $200 million,
 .                                                           0.935% of next $500 million,
                                                            0.900% of next $500 million,

                                                            0.875% thereafter

Templeton Capital Accumulator

  Fund, Inc.......................    $  125,891,704                  0.75%

Franklin Valuemark Funds--Asset

  Allocation Fund**...............    $   52,647,037        0.65% up to $200 million,
                                                            0.585% up to 1.3 billion,
                                                            0.52% over 1.3 billion



                                     APPROXIMATE                INVESTMENT
                                   NET ASSETS AS OF           MANAGEMENT FEE
     INVESTMENT Company           DECEMBER 2, 1996           (ANNUAL RATE)*
----------------         -        ----------------           --------------
Franklin Valuemark Funds--
  International Equity Fund**.       $1,084,023,739         1.00% up to $100 million,
                                                            0.90% up to $250 million,
                                                            0.80% up to $500 million,
                                                            0.75% over $500 million
                                                            (including Fund
                                                            Administration Fees)

Advantus International Balanced
  Fund***......................     $  45,600,00            0.70% on first $25 million,
                                                             .55% on next $25 million,
                                                             .50% on next $50 million,
                                                             .40% on excess over $100
                                                            million

Marshall International Stock
  Fund***......................     $  163,900,000          .50% on first $70 million,
                                                            .40% on excess over $70 mllion

Maxim Series Fund, Inc.
  (International Portfolio I)***    $   92,800,000          .70% on first $25 million,
 .                                                           .55% on next $25 million,
                                                            .50% on next $50 million,
                                                            .40% on excess over $100
                                                            million

MIMLIC Series Fund
(International                      $  205,000,000          .75% on first $10 million,
  Stock Portfolio)***..........                             .65% on next $15 million,
                                                            .55% on next $25 million,
                                                            .50% on next $50 million,
                                                            .40% on next $100 million

Northwestern Mutual Series Fund,
  Inc. (International Equity        $   487,500,000         .50% on first $100 million,
  Portfolio)***................                             .40% in excess of $100 million

Pacific Select Fund
  (International Series)***....     $  425,300,000          .70% on first $25 million,
                                                            .55% on next $25 million,
                                                            .50% on next $50 million,
                                                            .40% on excess over $100 milion*
American AAdvantage Funds and
  American AAdvantage Mileage
  Funds (Master-Feeder
Funds)****.....................      $ 146,000,000          .50% on first $100 million,
                                                            .35% on next $50 million,
                                                            .30% on next $250 million,
                                                            .25% on excess over $400 million


   *     TICI has not agreed to waive or reduce its investment management fees.

  **TICI serves as sub-adviser to these funds. The investment management fees shown for these funds reflect the total investment advisory fees paid by such funds to their investment advisers, which are affiliates of TICI.

 ***TICI serves as sub-adviser to these funds. The investment management fees shown for these funds reflect only the sub-advisory fees paid to TICI. The investment advisers of these funds, which are not affiliated with TICI, receive total investment advisory fees ranging from .85% to 1.00% of the funds' net assets, out of which the investment advisers pay the sub-advisory fees to TICI.

****TICI serves as one of three sub-advisers to this fund, which is part of a master-feeder structure. The fees shown above reflect only the sub-advisory fees paid to TICI and do not include other advisory or other fees paid to other parties.

     THE BUSINESS MANAGER. The business manager of the Trust and each of the Funds is Templeton Funds Annuity Company ("TFAC"), a Florida corporation, located at 700 Central Avenue, St. Petersburg, Florida 33701-3628. TFAC is an indirect, wholly-owned subsidiary of Resources. Pursuant to a Business Management Agreement between the Trust and TFAC dated October 30, 1992, as amended and restated February 23, 1996, TFAC performs certain administrative functions for the Funds. TFAC will continue to serve as the business manager if the Proposed Agreements are approved. For its services, TFAC receives a monthly fee equal on an annual basis to 0.15% of the combined average daily net assets of all of the Funds up to $200 million, reduced to 0.135% of the Funds' aggregate net assets up to $700 million, reduced to 0.1% of such net assets up to $1.2 billion and further reduced to 0.075% annually of such net assets in excess of $1.2 billion. This fee is allocated among the Funds according to their respective average daily net assets. During the fiscal year ended December 31, 1995, TFAC received fees from the Trust totaling $1,380,760.00.

     THE PRINCIPAL UNDERWRITER. Franklin Templeton Distributors, Inc. ("FTD"), 700 Central Avenue, St. Petersburg, Florida 33701-3628, an indirect, wholly-owned subsidiary of Resources, serves as the principal underwriter for the Funds' shares and will continue to do so if the Proposed Agreements are approved. FTD receives no compensation for its services as the Funds' principal underwriter.

     THE CUSTODIAN. The custodian for the Funds is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a Custody Agreement dated February 23, 1996 and last amended May 10, 1996.

                                        ADDITIONAL INFORMATION ABOUT VOTING
                                           AND THE SHAREHOLDERS MEETING

     SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, the Trustees and the employees of the Insurance Companies and Resources and its affiliates may solicit voting instructions from Contract Owners in person or by telephone. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Trust. The Trust, however, does not reimburse Trustees, officers, and regular employees and agents involved in the solicitation of proxies.

     QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. Shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

     METHODS OF TABULATION. The inspector of election will count the total number of votes cast "for" approval of each of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1 and 2, and will not have any effect on the outcome of the proposal. With respect to any other proposal, abstentions have the effect of a negative vote on the proposal.

     Each of the Insurance Companies holding shares of the Funds have agreed to vote their shares in proportion to and in the manner instructed by Contract Owners. If a Contract Owner gives no instructions by not returning the voting instruction card, the relevant Insurance Company will vote the shares in the same proportion as shares of that Fund for which it has received instructions. If a Contract Owner returns a signed voting instruction card but does not indicate specific instructions, the shares will be voted in accordance with the Trustees' recommendations.

     ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. The appropriate

 Insurance Company will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against such adjournment those shares required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     REVOCATION OF PROXIES. Proxies executed by any of the Insurance Companies may be revoked at any time before they are voted by written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

     SHAREHOLDER PROPOSALS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1998. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Trust's offices, 700 Central Avenue, St. Petersburg, Florida 33701, at least 120 days prior to any such meeting.

                                       By Order of the Board of Trustees,

                                       Barbara J. Green, Secretary

January 13, 1997

                                   APPENDIX A

                         INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT dated as of [DATE] between TEMPLETON VARIABLE PRODUCTS SERIES FUND, a Massachusetts business trust (hereinafter referred to as the "Trust"), on behalf of its series TEMPLETON ASSET ALLOCATION FUND ("Fund"), and TEMPLETON INVESTMENT COUNSEL, INC., a Florida corporation ("Investment Manager").

     WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore and hereafter amended and supplemented; and the Trust, on behalf of the Fund, desires to avail itself of the services of the Investment Manager; and,

     WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering investment management services and desires to provide these services to the Fund.

     THEREFORE, in consideration of the mutual agreements herein made, the Trust and the Investment Manager understand and agree as follows:

     (1) The Investment Manager shall manage the investment and reinvestment of the Fund's assets consistent with the provisions of the Trust's Agreement and Declaration of Trust and the Fund's investment policies as adopted and declared by the Trust's Board of Trustees. In pursuance of the foregoing, the Investment Manager shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement those determinations. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised, subject to guidelines adopted by the Board of Trustees.

     (2) The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Trust, including trading desk facilities or daily pricing of the Fund's portfolio.

     (3) The Investment Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies and, when applicable, the negotiation of commissions in connection therewith.

     All decisions and placements shall be made in accordance with the following principles:

          A. Purchase and sale orders will usually be placed with brokers which are selected by the Investment Manager as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

          B. In selecting brokers for portfolio transactions, the Investment Manager shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

          C. The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in
     Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Investment Manager are useful to the Investment Manager in performing its advisory services under this Agreement. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Investment Manager for any of its accounts, and not all research may be used by the Investment Manager for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

          D. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

          E. Sales of the Fund's shares (which shall be deemed to include also shares of other registered investment companies which have either the same adviser or an investment adviser affiliated with the Investment Manager) by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish "best execution," as defined in subparagraph A above, and that such allocation shall be within the scope of the Fund's policies as stated above; provided further, that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in subparagraph C above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of the Fund's shares.

     (4) The Trust agrees to pay to the Investment Manager a monthly fee in dollars at an annual rate of 0.65% of the first $200,000,000 of the Fund's average daily net assets, reduced for such assets over $200,000,000 to 0.585%, and further reduced for such assets in excess of $1,300,000,000 to 0.52%, payable at the end of each calendar month.

     Notwithstanding the foregoing, if the total expenses of the Fund (including the fee to the Investment Manager) in any fiscal year of the Fund exceed any expense limitation imposed by applicable State law, the Investment Manager shall reimburse the Fund for such excess in the manner and to the extent required by applicable State law. The term "total expenses," as used in this paragraph, does not include interest, taxes, litigation expenses, distribution expenses, brokerage commissions or other costs of acquiring or disposing of any of the Fund's portfolio securities or any costs or expenses incurred or arising other than in the ordinary and necessary course of the Fund's business. When the accrued amount of such expenses exceeds this limit, the monthly payment of the Investment Manager's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below the limit.

     The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     (5) This Agreement shall become effective on [DATE] and shall continue in effect until [DATE]. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust's Board of Trustees as a whole.

     (6) Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust's Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

     (7) This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).

     (8) In the event this Agreement is terminated and the Investment Manager no longer acts as Investment Manager to the Fund, the Investment Manager reserves the right to withdraw from the Trust and the Fund the use of the names "Franklin," "Templeton" or any name misleadingly implying a continuing relationship between the Trust or the Fund and the Investment Manager or any of its affiliates.

     (9) Except as may otherwise be provided by the 1940 Act, neither the Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or by reason of reckless disregard of the Investment Manager's duties under this Agreement. It is hereby understood and acknowledged by the Trust that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Investment Manager. It is further understood and acknowledged by the Trust that investment decisions made on behalf of the Fund by the Investment Manager are subject to a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Investment Manager will not always be profitable or prove to have been correct.

     (10) It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Investment Manager determines to buy or sell the same security for the Fund that the Investment Manager or one or more of its affiliates has selected for clients of the Investment Manager or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Investment Manager, with approval by the Trust's Board of Trustees, to be impartial and fair.

     (11) This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

     (12) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (13) Nothing herein shall be construed as constituting the Investment Manager an agent of the Trust.

     (14) It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                       TEMPLETON VARIABLE PRODUCTS SERIES FUND

                                       By:

                                       TEMPLETON INVESTMENT COUNSEL, INC.

                                       By:

                                   APPENDIX B

                         INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT dated as of [DATE] between TEMPLETON VARIABLE PRODUCTS SERIES FUND, a Massachusetts business trust (hereinafter referred to as the "Trust"), on behalf of its series TEMPLETON INTERNATIONAL FUND ("Fund"), and TEMPLETON INVESTMENT COUNSEL, INC., a Florida corporation ("Investment Manager").

     WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore and hereafter amended and supplemented; and the Trust, on behalf of the Fund, desires to avail itself of the services of the Investment Manager; and,

     WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering investment management services and desires to provide these services to the Fund.

     THEREFORE, in consideration of the mutual agreements herein made, the Trust and the Investment Manager understand and agree as follows:

     (1) The Investment Manager shall manage the investment and reinvestment of the Fund's assets consistent with the provisions of the Trust's Agreement and Declaration of Trust and the Fund's investment policies as adopted and declared by the Trust's Board of Trustees. In pursuance of the foregoing, the Investment Manager shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement those determinations. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised, subject to guidelines adopted by the Board of Trustees.

     (2) The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Trust, including trading desk facilities or daily pricing of the Fund's portfolio.

     (3) The Investment Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies and, when applicable, the negotiation of commissions in connection therewith.

     All decisions and placements shall be made in accordance with the following principles:

          A. Purchase and sale orders will usually be placed with brokers which are selected by the Investment Manager as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

          B. In selecting brokers for portfolio transactions, the Investment Manager shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

          C. The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in
     Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Investment Manager are useful to the Investment Manager in performing its advisory services under this Agreement. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Investment Manager for any of its accounts, and not all research may be used by the Investment Manager for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

          D. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

          E. Sales of the Fund's shares (which shall be deemed to include also shares of other registered investment companies which have either the same adviser or an investment adviser affiliated with the Investment Manager) by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish "best execution," as defined in subparagraph A above, and that such allocation shall be within the scope of the Fund's policies as stated above; provided further, that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in subparagraph C above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of the Fund's shares.

     (4) The Trust agrees to pay to the Investment Manager a monthly fee in dollars at an annual rate of 0.75% of the first $200,000,000 of the Fund's average daily net assets, reduced for such assets over $200,000,000 to 0.675%, and further reduced for such assets in excess of $1,300,000,000 to 0.60%, payable at the end of each calendar month.

     Notwithstanding the foregoing, if the total expenses of the Fund (including the fee to the Investment Manager) in any fiscal year of the Fund exceed any expense limitation imposed by applicable State law, the Investment Manager shall reimburse the Fund for such excess in the manner and to the extent required by applicable State law. The term "total expenses," as used in this paragraph, does not include interest, taxes, litigation expenses, distribution expenses, brokerage commissions or other costs of acquiring or disposing of any of the Fund's portfolio securities or any costs or expenses incurred or arising other than in the ordinary and necessary course of the Fund's business. When the accrued amount of such expenses exceeds this limit, the monthly payment of the Investment Manager's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below the limit.

     The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     (5) This Agreement shall become effective on [DATE] and shall continue in effect until [DATE]. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust's Board of Trustees as a whole.

     (6) Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust's Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

     (7) This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).

     (8) In the event this Agreement is terminated and the Investment Manager no longer acts as Investment Manager to the Fund, the Investment Manager reserves the right to withdraw from the Trust and the Fund the use of the names "Franklin," "Templeton" or any name misleadingly implying a continuing relationship between the Trust or the Fund and the Investment Manager or any of its affiliates.

     (9) Except as may otherwise be provided by the 1940 Act, neither the Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or by reason of reckless disregard of the Investment Manager's duties under this Agreement. It is hereby understood and acknowledged by the Trust that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Investment Manager. It is further understood and acknowledged by the Trust that investment decisions made on behalf of the Fund by the Investment Manager are subject to a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Investment Manager will not always be profitable or prove to have been correct.

     (10) It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Investment Manager determines to buy or sell the same security for the Fund that the Investment Manager or one or more of its affiliates has selected for clients of the Investment Manager or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Investment Manager, with approval by the Trust's Board of Trustees, to be impartial and fair.

     (11) This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

     (12) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (13) Nothing herein shall be construed as constituting the Investment Manager an agent of the Trust.

     (14) It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                       TEMPLETON VARIABLE PRODUCTS SERIES FUND

                                       By:

                                       TEMPLETON INVESTMENT COUNSEL, INC.

                                       By:

                                   APPENDIX C

                         INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT dated as of [DATE] between TEMPLETON VARIABLE PRODUCTS SERIES FUND, a Massachusetts business trust (hereinafter referred to as the "Trust"), on behalf of its series TEMPLETON STOCK FUND ("Fund"), and TEMPLETON INVESTMENT COUNSEL, INC., a Florida corporation ("Investment Manager").

     WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore and hereafter amended and supplemented; and the Trust, on behalf of the Fund, desires to avail itself of the services of the Investment Manager; and,

     WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering investment management services and desires to provide these services to the Fund.

     THEREFORE, in consideration of the mutual agreements herein made, the Trust and the Investment Manager understand and agree as follows:

     (1) The Investment Manager shall manage the investment and reinvestment of the Fund's assets consistent with the provisions of the Trust's Agreement and Declaration of Trust and the Fund's investment policies as adopted and declared by the Trust's Board of Trustees. In pursuance of the foregoing, the Investment Manager shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement those determinations. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised, subject to guidelines adopted by the Board of Trustees.

     (2) The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Trust, including trading desk facilities or daily pricing of the Fund's portfolio.

     (3) The Investment Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies and, when applicable, the negotiation of commissions in connection therewith.

     All decisions and placements shall be made in accordance with the following principles:

          A. Purchase and sale orders will usually be placed with brokers which are selected by the Investment Manager as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

          B. In selecting brokers for portfolio transactions, the Investment Manager shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

          C. The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in
     Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Investment Manager are useful to the Investment Manager in performing its advisory services under this Agreement. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Investment Manager for any of its accounts, and not all research may be used by the Investment Manager for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

          D. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

          E. Sales of the Fund's shares (which shall be deemed to include also shares of other registered investment companies which have either the same adviser or an investment adviser affiliated with the Investment Manager) by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish "best execution," as defined in subparagraph A above, and that such allocation shall be within the scope of the Fund's policies as stated above; provided further, that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in subparagraph C above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of the Fund's shares.

     (4) The Trust agrees to pay to the Investment Manager a monthly fee in dollars at an annual rate of 0.75% of the first $200,000,000 of the Fund's average daily net assets, reduced for such assets over $200,000,000 to 0.675%, and further reduced for such assets in excess of $1,300,000,000 to 0.60%, payable at the end of each calendar month.

     Notwithstanding the foregoing, if the total expenses of the Fund (including the fee to the Investment Manager) in any fiscal year of the Fund exceed any expense limitation imposed by applicable State law, the Investment Manager shall reimburse the Fund for such excess in the manner and to the extent required by applicable State law. The term "total expenses," as used in this paragraph, does not include interest, taxes, litigation expenses, distribution expenses, brokerage commissions or other costs of acquiring or disposing of any of the Fund's portfolio securities or any costs or expenses incurred or arising other than in the ordinary and necessary course of the Fund's business. When the accrued amount of such expenses exceeds this limit, the monthly payment of the Investment Manager's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below the limit.

     The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     (5) This Agreement shall become effective on [DATE] and shall continue in effect until [DATE]. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust's Board of Trustees as a whole.

     (6) Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust's Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

     (7) This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).

     (8) In the event this Agreement is terminated and the Investment Manager no longer acts as Investment Manager to the Fund, the Investment Manager reserves the right to withdraw from the Trust and the Fund the use of the names "Franklin," "Templeton" or any name misleadingly implying a continuing relationship between the Trust or the Fund and the Investment Manager or any of its affiliates.

     (9) Except as may otherwise be provided by the 1940 Act, neither the Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or by reason of reckless disregard of the Investment Manager's duties under this Agreement. It is hereby understood and acknowledged by the Trust that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Investment Manager. It is further understood and acknowledged by the Trust that investment decisions made on behalf of the Fund by the Investment Manager are subject to a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Investment Manager will not always be profitable or prove to have been correct.

     (10) It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Investment Manager determines to buy or sell the same security for the Fund that the Investment Manager or one or more of its affiliates has selected for clients of the Investment Manager or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Investment Manager, with approval by the Trust's Board of Trustees, to be impartial and fair.

     (11) This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

     (12) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (13) Nothing herein shall be construed as constituting the Investment Manager an agent of the Trust.

     (14) It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                       TEMPLETON VARIABLE PRODUCTS SERIES FUND

                                       By:

                                       TEMPLETON INVESTMENT COUNSEL, INC.

                                       By:

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